ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:               September 1, 2001 - September 30, 2001

SETTLEMENT DATE:                   15-Oct-01

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. VIII AND
     ADVANTA LEASING RECEIVABLES CORP. IX
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1999-1

I.   SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)  Beginning Aggregate Contract Principal Balance ..........................................                 $15,985,470.09
                                                                                                                     --------------
     (b.)  Contract Principal Balance of all Collections allocable to Contracts ....................                 $ 1,325,209.10
                                                                                                                     --------------
     (c.)  Contract Principal Balance of Charged-Off Contracts .....................................                 $    44,857.27
                                                                                                                     --------------
     (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date .                 $14,615,403.72
                                                                                                                     --------------

           BALANCES ON THIS SETTLEMENT DATE
     (d.)  Class A Principal Balance as of this
           Settlement Date (Class A Note Factor)            0.1190201                                                $11,768,247.39
                                                            ---------                                                --------------
     (e1.) Ending Class A-1 Principal Balance               0.0000000                                 $          --
                                                            ---------                                 -------------
     (e2.) Ending Class A-2 Principal Balance               0.0603242                                 $2,322,539.39
                                                            ---------                                 -------------
     (e3.) Ending Class A-3 Principal Balance               1.0000000                                 $9,445,708.00
                                                            ---------                                 -------------
     (f.)  Ending Class B Principal Balance as of this
           Settlement Date (Class B Note Factor)            0.2454447                                                $ 2,847,156.34
                                                            ---------                                                --------------

II.  COMPLIANCE RATIOS

     (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts ...........................                 $15,746,976.59
                                                                                                                     --------------

     (b.)  CBR of Contracts 1 - 30 days delinquent .................................................                 $ 1,995,334.85
                                                                                                                     --------------
     (c.)   % of Delinquent Contracts 1-30 days as of the related Calculation Date .................                          12.67%
                                                                                                                     --------------

     (d.)  CBR of Contracts 31 - 60 days delinquent ................................................                 $   787,038.84
                                                                                                                     --------------
     (e.)   % of Delinquent Contracts 31-60 days as of the related Calculation Date ................                           5.00%
                                                                                                                     --------------

     (f.)  CBR of Contracts 61 - 90 days delinquent ................................................                 $   414,930.50
                                                                                                                     --------------
     (g.)   % of Delinquent Contracts 61-90 days as of the related Calculation Date ................                           2.63%
                                                                                                                     --------------

     (h.)  CBR of Contracts > 91 days delinquent ...................................................                 $   230,224.01
                                                                                                                     --------------
     (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date .................                           1.46%
                                                                                                                     --------------

     (j1.) % of Delinquent Contracts 31 days or more as of the related Calculation Date ............                           9.10%
                                                                                                                     --------------
     (j2.) Month 2:        Aug-01 ..................................................................                           8.49%
                           ------                                                                                    --------------
     (j3.) Month 3:        Jul-01 ..................................................................                           7.95%
                           ------                                                                                    --------------
     (j4.) Three month rolling average % of Delinquent Contracts 31 days or more ...................                           8.51%
                                                                                                                     --------------


     (k1.) Net Charge-Off % for the related Collection Period (annualized 30/360) ..................                           0.00%
                                                                                                                     --------------
     (k2.) Month 2:        Aug-01 ..................................................................                           0.00%
                           ------                                                                                    --------------
     (k3.) Month 3:        Jul-01 ..................................................................                           0.00%
                           ------                                                                                    --------------
     (k4.) Three month rolling average % for Defaulted Contracts ...................................                           0.00%
                                                                                                                     --------------
             *Note: Current Month Net Charge-off % is negative 4.2401% reported as zero (September,
                    2001)
           Does the Cumulative Loss % exceed .......................................................
     (l1.) The Loss Trigger Level % from Beginning Period to and including 12th Collection Period?
           Y or N ..................................................................................                       n/a
                                                                                                                     --------------
     (l2.) The Loss Trigger Level % from 13th Collection Period to and including 24th Collection
           Period? Y or N ..........................................................................                       n/a
                                                                                                                     --------------
     (l3.) The Loss Trigger Level % from 25th Collection Period and thereafter?   Y or N ...........                       NO
                                                                                                                     --------------


     (m1.) Residual Realization for the related Collection Period ..................................                         127.38%
                                                                                                                     --------------
     (m2.) Month 2:        Aug-01 ..................................................................                         125.53%
                           ------                                                                                    --------------
     (m3.) Month 3:        Jul-01 ..................................................................                         119.71%
                           ------                                                                                    --------------
     (m4.) Three month rolling average Residual Realization Ratio ..................................                         124.21%
                                                                                                                     --------------

     (n.)  Does the three month rolling Residual Realization ratio exceed 100%   Y or N ............                       YES
                                                                                                                     --------------


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
III. FLOW OF FUNDS
     (1.)  The amount on deposit in Available Funds ................................................                 $ 2,018,313.98
                                                                                                                     --------------
     (2.)  The prepayment amounts deposited, if any, by the Issuers'  to the Collection Account for
           removal of defaulted contracts ..........................................................                 $           --
                                                                                                                     --------------
     (3.)  Total deposits in the Collection Account to be used as available funds on this Payment
           Date ....................................................................................                 $ 2,018,313.98
                                                                                                                     --------------

     (a.)  To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance ...............                 $           --
                                                                                                                     --------------
     (b.)  To the Servicer, the Servicing Fee and miscellaneous amounts, if any ....................                 $    13,321.23
                                                                                                                     --------------

           To Series 1999-1 Noteholders:
     (c.)  To Class A, the total Class A Note Interest and Class A Overdue Interest for the related
           period ..................................................................................                 $    73,268.41
                                                                                                                     --------------
                        Interest on Class A-1 Notes ................................................  $          --
                                                                                                      -------------
                        Interest on Class A-2 Notes ................................................  $   18,955.59
                                                                                                      -------------
                        Interest on Class A-3 Notes ................................................  $   54,312.82
                                                                                                      -------------
     (d.)  Interest on Class B Notes for the related period ........................................                 $    18,865.97
                                                                                                                     --------------

     (e.)  To Series 1999-1 Noteholders:
           To Class A, the total applicable Principal Payment ......................................                 $ 1,103,170.32
                                                                                                                     --------------
                        Principal Payment to Class A-1 Noteholders .................................  $          --
                                                                                                      -------------
                        Principal Payment to Class A-2 Noteholders .................................  $1,103,170.32
                                                                                                      -------------
                        Principal Payment to Class A-3 Noteholders .................................  $          --
                                                                                                      -------------
           To Class B for applicable Principal Payment to the extent of the Class B Floor ..........                 $   266,896.05
                                                                                                                     --------------


     (f.)  To the Reserve Account :
           The amount needed to increase the amount in the Reserve Account to the Required Reserve .                 $           --
                                                                                                                     --------------


     (g.)  Upon the occurrence of a Residual Event           the lesser of:
           (A) the remaining Available Funds and ...................................................  $          --
                                                                                                      -------------
           (B) the aggregate amount of Residual Receipts included in Available Funds ...............  $          --
                                                                                                      -------------
           To be deposited to the Residual Account .................................................                 $           --
                                                                                                                     --------------

     (h.)  To the Issuers, as owner of the Pledged Assets, any remaining Available Funds on deposit
           in the Collection Account (the "Issuers' Interest") .....................................                 $   542,792.00
                                                                                                                     --------------

IV.  SERVICER ADVANCES

     (a.)  Aggregate amount of Servicer Advances at the beginning of the Collection Period .........                 $   443,722.90
                                                                                                                     --------------
     (b.)  Servicer Advances reimbursed during the Collection Period ...............................                 $    20,570.66
                                                                                                                     --------------
     (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
           Settlement Date .........................................................................                 $           --
                                                                                                                     --------------
     (d.)  Servicer Advances made during the related Collection Period .............................                 $    35,937.30
                                                                                                                     --------------
     (e.)  Aggregate amount of Servicer Advances at the end of the Collection
           Period ..................................................................................                 $   459,089.54
                                                                                                                     --------------
     (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
           were not made ...........................................................................                 $           --
                                                                                                                     --------------


V.   RESERVE ACCOUNT
     (a.)  Amount on deposit at the beginning of the related Collection Period .....................                 $ 1,104,761.18
                                                                                                                     --------------
     (b.)  Amount of interest earnings reinvested for the related Monthly Period ...................                 $     2,990.09
                                                                                                                     --------------
     (c.)  Amounts used to cover shortfalls, if any,  for the related Collection Period ............                 $           --
                                                                                                                     --------------
     (d.)  Amounts transferred from the Collection Account, if applicable ..........................                 $           --
                                                                                                                     --------------
     (e.)  Balance remaining before calculating Required Reserve Amount ............................                 $ 1,107,751.27
                                                                                                                     --------------

     (f.)  Required Reserve Amount needed as of the related Collection Period ......................                 $ 1,104,761.18
                                                                                                                     --------------

     (g1.) If (e) above is greater than (f), then excess amount to be transferred to the Series
           Obligors ................................................................................                 $     2,990.09
                                                                                                                     --------------
     (g2.) If (e) is greater than (d), then amount of shortfall ....................................
                                                                                                                     --------------
     (h.)  Amounts on deposit at the end of the related Collection Period (e minus g1) .............                 $ 1,104,761.18
                                                                                                                     --------------

     (i.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
           as of the related Collection period ? Y or N ............................................                       YES
                                                                                                                     --------------


VI.  RESIDUAL ACCOUNT
     (a.)  Amount on deposit at the beginning of the related Collection Period .....................                 $           --
                                                                                                                     --------------
     (b.)  Amounts transferred from the Collection Account .........................................                 $           --
                                                                                                                     --------------
     (c.)  Amounts used to cover shortfalls for the related Collection Period ......................                 $           --
                                                                                                                     --------------
     (d.)  Amount on deposit at the end of the related Collection Period ...........................                 $           --
                                                                                                                     --------------


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
VII. ADVANCE PAYMENTS

     (a.)  Beginning aggregate Advance Payments ....................................................                 $   308,840.25
                                                                                                                     --------------
     (b.)  Add:  Amount of Advance Payments collected during the related Collection Period .........                 $   119,125.33
                                                                                                                     --------------
     (c.)  Add:  Investment earnings for the related  Collection Period ............................                 $           --
                                                                                                                     --------------
     (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility Account ............                 $   211,080.73
                                                                                                                     --------------
     (e.)  Ending aggregate Advance Payments .......................................................                 $   216,884.85
                                                                                                                     --------------






     ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

     BY:         /s/ Mark Shapiro
                 ----------------

     TITLE:      Asst. Treasurer
                 ----------------

     DATE:       10/10/01
                 ----------------




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